John Hancock Balanced Fund (the “Fund”)

Supplement dated 8-6-09 to the current R share classes Prospectus

On June 9, 2009, the Board of Trustees of the Trust (the “Board”) approved the conversion of all outstanding Class R shares of the Fund to Class R1 shares of the Fund and the conversion of all outstanding Class R2 shares of the Fund to Class A shares of the Fund on August 21, 2009 (the “Conversion Date”).  On the Conversion Date, shareholders of Class R shares and Class R2 shares will receive a certain number of Class R1 shares or Class A shares, respectively, based on each class of shares’ relative net asset value on such date and all outstanding Class R shares and Class R2 shares of the Fund will be cancelled.

As a Class R1 or Class A shareholder, you will maintain your investment in the same Fund.  For more information regarding Class R1 or Class A shares, including relevant sales charges, if applicable, fees and expenses, please see the Fund’s Class R1 shares Prospectus or the Class A, B, and C shares Prospectus and the Fund’s Statement of Additional Information (“SAI”).  No Class A shares sales charges will be charged to any shareholder in connection with the conversion or for future investments to the converted account.  The conversion is not a taxable event for federal income tax purposes.

Also on June 9, 2009, the Board approved the termination of sales of Class R shares and Class R2 shares of the Fund to the public effective August 21, 2009, after the close of business.  As of this effective date, any and all references to Class R shares or Class R2 shares of the Fund in the Prospectuses and SAI are deleted.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Sovereign Investors Fund (the “Fund”)

Supplement dated 8-6-09 to the current Class R1 shares Prospectus

On June 9, 2009, the Board of Trustees of the Trust (the “Board”) approved the conversion of all outstanding Class R1 shares of the Fund to Class A shares of the Fund on August 21, 2009 (the “Conversion Date”).  On the Conversion Date, shareholders of Class R1 shares will receive a certain number of Class A shares based on each class of shares’ relative net asset value on such date and all outstanding Class R1 shares of the Fund will be cancelled.

As a Class A shareholder, you will maintain your investment in the same Fund.  For more information regarding Class A shares, including relevant sales charges, if applicable, fees and expenses, please see the Fund’s Class A, B, and C shares Prospectus and Statement of Additional Information (“SAI”).  No Class A sales charges will be charged to any shareholder in connection with the conversion or for future investments to the converted account.  The conversion is not a taxable event for federal income tax purposes.

Also on June 9, 2009, the Board approved the termination of sales of Class R1 shares of the Fund to the public effective August 21, 2009, after the close of business.  As of this effective date, any and all references to Class R1 shares of the Fund in the Prospectus and SAI are deleted.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.